CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brendan Donohoe, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      December 18, 2007                      /s/ Brendan Donohoe
     -------------------------------            --------------------------------
                                                 Brendan Donohoe, President
                                                (principal executive officer)


I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      December 18, 2007                     /s/ Lelia Long
     -------------------------------            --------------------------------
                                                 Lelia Long, Treasurer
                                                (principal financial officer)